[THE AMERICAN FUNDS GROUP(R)]

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JANUARY 31, 1999

TAKING THE MIDDLE PATH

[photo:  tropical sunset]

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA(SM) seeks an opportunity for current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

Limited Term Tax-Exempt Bond Fund of America is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1998 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods - Since inception on October 6, 1993: +27.17%, or +4.70% a year; 5 years: +22.88%, or +4.21% a year; 12 months:
+0.50%. Sales charges are lower for accounts of $25,000 or more. These results reflect the effect of a contractual fee waiver. Without the waiver, the results would have been lower. The fund's 30-day yield as of February 28, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 3.56%. The fund's distribution rate as of that date was 3.93%. (The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the fund's distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.)

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.

FELLOW SHAREHOLDERS

As Limited Term Tax-Exempt Bond Fund of America entered its 1999 fiscal year last August 1, the U.S. stock market was in the midst of a decline that would take it down nearly 20% in just over six weeks. Many investors took cover in the bond market, primarily in U.S. Treasury securities. Combined with a series of interest rate cuts by the Federal Reserve Board, this created a favorable climate for high-quality taxable and tax-exempt bonds. Your fund benefited from this upswing and provided attractive tax-free income as well as some capital appreciation.

During the six months ended January 31, the fund's monthly dividends totaled
30.9 cents a share, virtually all exempt from regular federal income taxes.

* If you took those dividends in cash, they represented a tax-free income return of 2.08% (4.16% annualized).

* If you reinvested your dividends in additional fund shares, your tax-free income return was 2.10% (4.20% annualized).

* To match a 4.20% annualized tax-free income return, a shareholder in the top federal tax bracket of 39.6% would have to earn an income return of 6.95% from a taxable investment.

As we noted, capital appreciation played a role in the fund's total return over the fiscal period. The fund's share price gained 24 cents to close the period at $15.09. This increase, combined with the fund's 2.1% income return, produced a total return of 3.7% for shareholders who reinvested their dividends.

In the same period, the average intermediate municipal bond fund gained 4.3%, according to Lipper, Inc. The unmanaged Lehman Brothers 7-Year Municipal Bond Index (which has no expenses) rose 5.0%.

A CAUTIOUS STRATEGY

The fund's portfolio counselors work to provide income balanced with the goal of preserving capital. With these efforts in mind, they tend to hold bonds with shorter maturities than many similar funds. The shorter a bond's maturity, the less its price typically fluctuates with changes in interest rates. During this favorable time for municipal bonds, the managers did choose to extend some maturities slightly, but still favored bonds with a relatively short life. The fund closed the period with an average maturity of 5.6 years, while the intermediate municipal bond funds tracked by Lipper had an average maturity of
7.9 years.

When interest rates fall, as they did during the period, this cautious stance has caused the fund to lag its peer group. Conversely, the fund has benefited by holding its ground better when interest rates rose.

ECONOMIC REVIEW

During the fiscal period, currency values in South America and Russia plummeted, dragging their stock markets down with them. In an effort to lend stability to these economies and reduce the impact of that turmoil here at home, the Federal Reserve Board made three one-quarter percent cuts in the federal funds rate (the interest rate banks charge each other on overnight loans) in the first four months of the period, reducing the rate from 5.5% to 4.75%.

This policy helped maintain U.S. economic growth. In fact, the economy continues to grow steadily, apparently without creating any of the inflationary pressures that often cause the Fed to reexamine its stance on short-term interest rates. If this environment continues, it may indicate a stable Federal Reserve policy going forward. Economies in other parts of the world have yet to stabilize, however, and we will continue to monitor global events and make appropriate adjustments to the fund's portfolio as we believe necessary.

PORTFOLIO REVIEW

Dramatic market volatility here and abroad caused many investors to opt for the relative safety of high-quality bonds. Demand for U.S. Treasury bonds was especially high, driving prices up and yields down throughout the wide range of Treasury maturities. The municipal bond market followed suit. States and municipalities took advantage of this low interest rate environment to issue a record number of bonds, creating a near-record supply. With yields similar on higher rated and lower rated issues, the fund's portfolio counselors continued to emphasize higher rated bonds. The portion of the portfolio in securities rated A and above was 79.5% at the close of the period.

On January 31, the fund's portfolio consisted of 167 debt issues from 40 states and the District of Columbia. The largest concentrations of our holdings were in health care facility and housing bonds.

The fund continues to pursue its goal of providing you with much of the income of longer term municipal bonds with less volatility. This may have been particularly welcome during such a turbulent economic time. We are pleased to see that many shareholders added to their holdings in the fund during this challenging period. Assets were up nearly $48 million and stood at nearly $275 million on January 31. The fund passed its fifth anniversary on October 6, 1998. This milestone will be featured in our annual report later this year.

Cordially,

/s/Paul G. Haaga, Jr.    /s/Abner D. Goldstine
Paul G. Haaga, Jr.       Abner D. Goldstine
Chairman of the Board    President

March 12, 1999

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
INVESTMENT PORTFOLIO
January 31, 1999
(Unaudited)
Portfolio Composition

California (CA)                                                               10.53%
Louisiana (LA)                                                                 8.85%
Illinois (IL)                                                                  7.34%
New York (NY)                                                                  6.15%
Michigan (MI)                                                                  6.04%
Maine (ME)                                                                     4.60%
Texas (TX)                                                                     4.52%
Washington (WA)                                                                3.78%
Wisconsin (WI)                                                                 3.16%
North Carolina (NC)                                                            3.09%
Other states                                                                  36.17%
Cash & Equivalents                                                             5.77%


                                                                            Principa Market
                                                                             Amount   Value
                                                                              (000)   (000)

Tax-Exempt Securities Maturing in More than One Year - 94.23%

Alabama - 1.13%
Industrial Dev. Board of the City of Butler, Pollution Control Ref.           $3,000  $3,101
Rev. Bonds (James River Project), Series 1993, 5.50% 2005

Alaska - 1.17%
Industrial Dev. and Export Auth., Power Rev. Bonds, First Series AMT
(Snettisham Hydroelectric Project), AMBAC Insured:
5.25% 2005                                                                     1,000   1,062
5.50% 2007                                                                     1,000   1,085
Student Loan Corp., Student Loan Rev. Bonds, 1997 Series A AMT,                1,000   1,063
 AMBAC Insured, 5.20% 2006

Arizona - 2.96%
Educational Loan Marketing Corp., 1992 Educational Loan Rev. Bonds:
Series A, 6.70% 2000                                                           3,000   3,102
Series B AMT, 6.95% 2001                                                       1,000   1,060
Industrial Dev. Auth. of the County of Maricopa, Health Fac. Rev. Bonds        3,950   3,986
(Catholic Healthcare West Project), 1998 Series A, 4.30% 2005

California - 10.53%
Health Facs. Fncg. Auth.:
Hospital Rev. Bonds (Downey Community Hospital), Series 1993:
5.00% 2001                                                                     1,150   1,181
5.20% 2003                                                                     1,000   1,045
5.30% 2004                                                                     1,010   1,066
Rev. Bonds (Catholic Healthcare West), 1998 Series A:
5.00% 2006                                                                     1,000   1,057
5.00% 2007                                                                     2,000   2,107
Pollution Control Fncg. Auth., Solid Waste Disposal Ref. Rev. Bonds            3,500   3,564
(USA Waste Services, Inc. Project), Series 1998A AMT, 5.10% 2018 (2008) (1)
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine       2,000   2,008
 Apartment Communities, LP), Series 1998A-1 AMT, 5.05% 2025 (2008) (1)
Association of Bay Area Governments, Fncg. Auth. for Nonprofit Corps., Ref.    1,405   1,480
 Rev. Cert. of Part. (Episcopal Homes Foundation), Series 1998, 5.00% 2007
City of Fremont, Multifamily Housing Rev. Ref. Bonds, Issue A of 1995          1,830   1,939
 (Durham Greens Project), 5.40% 2026 (2006) (1)
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific        3,000   3,256
Project), 1995 Series A, 5.75% 2005
County of Los Angeles, Capital Asset Leasing Corp., Cert. of Part.             3,100   3,284
(Marina del Rey), 1993 Series A, 6.25% 2003
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev. Bonds,                    910     953
1993 Series A, 5.70% 2001
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds                 2,200   2,511
 (Procter & Gamble Project), 1995 Series, 7.00% 2004
Sacramento Power Auth., Cogeneration Project Rev. Bonds (Campbell
Soup Project), 1995 Series:
 (Procter & Gamble Project), 1995 Series, 7.00% 2004
6.50% 2004                                                                     2,000   2,245
6.50% 2005                                                                     1,100   1,245

Colorado - 3.08%
Housing and Fin. Auth., Single Family Program Senior Bonds,                      695     731
 1995 Series C-2, 5.625% 2009 (2000) (1)
City and County of Denver, Airport System Rev. Bonds,                          1,640   1,795
Series 1992C AMT, 6.55% 2003
Eaglebend Affordable Housing Corp., Multifamily Housing
Project Rev. Ref. Bonds, Series 1997 A:
5.45% 2002                                                                       455     467
5.75% 2007                                                                     1,585   1,664
The Regents of the University of Colorado, Refunding Cert. of Part.            2,415   2,699
 (Telecommmunications and Cogeneration Projects), Series 1996,
 AMBAC Insured, 6.00% 2005
University of Colorado Hospital Auth., Hospital Ref. Rev. Bonds,               1,000   1,105
 Series 1997A, AMBAC Insured, 5.50% 2007

Connecticut - 0.61%
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, 1996 Series A:(2)
6.25% 2002 (Escrowed to Maturity)                                                500     545
6.375% 2004 (Escrowed to Maturity)                                               995   1,125

District of Columbia - 1.72%
G.O. Ref. Bonds, Series 1993D, FGIC Insured:
5.10% 2002 (Escrowed to Maturity)                                                 42      44
5.10% 2002                                                                       958   1,005
Fixed Rate Rev. Bonds (National Academy of Sciences Project),                  1,065   1,127
Series 1999A, AMBAC Insured, 5.00% 2007
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue),
Series 1997A, MBIA  Insured (Escrowed to Maturity):
6.00% 2006                                                                     1,000   1,132
6.00% 2007                                                                     1,250   1,428

Florida - 0.52%
Meadow Pointe II, Community Dev. Dist. (Pasco County),                         1,445   1,434
Capital Improvement Rev. Bonds, Series 1998A, 5.25% 2003

Hawaii - 1.17%
Cert. of Part. (Kapolei State Office Building), 1998 Series A, AMBAC Insured:
4.10% 2004                                                                     2,125   2,146
5.00% 2005                                                                     1,000   1,057

Idaho - 1.14%
Housing and Fin. Association, Single Family Mortgage Bonds:
1998 Series C AMT, 5.25% 2011                                                    550     563
1998 Series E-3 AMT, 5.125% 2011                                                 750     765
1998 Series H AMT, 4.65% 2012                                                  1,200   1,200
1998 Series I-2 AMT, 4.70% 2012                                                  600     602

Illinois - 7.34%
Health Facs. Auth., Rev. and Ref. Bonds:
Series 1997A, (Advocate Health Care Network):
5.50% 2004                                                                     1,250   1,346
5.10% 2005                                                                     1,815   1,924
Series 1998A (Advocate Health Care Network), 5.00% 2006                        1,730   1,823
Series 1998 (Centegra Health System), 5.50% 2007                               2,480   2,678
Series 1997A (Highland Park Hospital Project), FGIC Insured, 5.50% 2005        1,490   1,605
Series 1998 (Northwestern Medical Faculty Foundation, Inc.),                   1,810   1,948
MBIA Insured,  5.25% 2006
Series 1993, (OSF Healthcare System), 5.25% 2001                               2,300   2,400
Series 1997A (Victory Health Services), 5.25% 2004                             1,755   1,859
Housing Dev. Auth., Multi-Family Housing Bonds, 1992 Series A, 6.55% 2003      1,165   1,253
City of Chicago, G.O. Certificates, Series 1997, 5.25% 2006                    2,030   2,190
County of Cook, G.O. Capital Improvement Bonds, Series 1996,                   1,000   1,137
FGIC Insured, 6.00% 2006

Indiana - 1.30%
Health Facs. Fncg. Auth., Hospital Rev. Bonds, Charity Obligation Group,       2,455   2,564
 Series 1997D, 5.00% 2026 (2007) (1)
Hospital Auth. of the City of Fort Wayne, Rev. Bonds, Series 1998 (Parkview    1,000   1,011
 Health System, Inc. Project), MBIA Insured, 4.10% 2004

Iowa - 0.78%
Student Loan Liquidity Corp., Student Loan Rev. Bonds,                         2,000   2,144
Series 1992C AMT, 6.80% 2005

Kentucky - 2.70%
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds,
 Series 1997 (Appalachian Regional Healthcare, Inc. Project):
5.20% 2004                                                                     1,000   1,024
5.40% 2006                                                                     1,500   1,548
5.50% 2007                                                                       465     481
Cities of Carrollton and Henderson, Public Energy Auth. of Kentucky Trust,
 Gas Rev. Bonds, Series 1998A, FSA Insured:
5.00% 2006                                                                     1,600   1,701
5.00% 2007                                                                     1,500   1,598
5.00% 2008                                                                     1,000   1,069

Louisiana - 8.85%
Offshore Terminal Auth., Deepwater Port Ref. Rev. Bonds (LOOP INC. Project),   5,000   5,364
 First Stage Series 1990E, 7.45% 2004
Public Facs. Auth., Hospital Rev. and Ref. Bonds (Franciscan Missionaries
of Our Lady Health System Project):
Series 1998A, FSA Insured, 5.50% 2006                                          4,500   4,910
Series 1998C, MBIA Insured:
5.25% 2006                                                                     1,000   1,075
5.50% 2005                                                                     1,500   1,628
Jefferson Parish Hospital:
Dist. No. 1, Parish of Jefferson (West Jefferson Medical Center),              1,695   1,797
Hospital Rev. Bonds, Series 1998A, FSA Insured, 5.00% 2007
Service Dist. No. 2, Parish of Jefferson, Hospital Rev. Bonds,
Series 1998, FSA Insured:
5.00% 2005                                                                     2,150   2,278
5.00% 2007                                                                     1,500   1,594
Lake Charles Harbor and Terminal Dist., Port Facs. Rev. Ref. Bonds (Trunklin   5,000   5,674
 LNG Co. Project), Series 1992, 7.75% 2022

Maine - 4.60%
Educational Loan Marketing Corp., Senior Student Loan Rev. Bonds:
Series 1991 AMT, 6.90% 2003                                                    2,515   2,653
Series 1994A-4 AMT:
5.95% 2003                                                                     1,000   1,081
6.05% 2004                                                                     1,500   1,625
Housing Auth., Mortgage Purchase Bonds:
1994 Series E, 6.30% 2002                                                      1,650   1,720
1994 Series C-1, 5.90% 2015 (1)                                                3,890   4,070
Student Loan Rev. Ref. Bonds, Series 1992A-1 AMT:
6.20% 2003                                                                       515     553
6.30% 2004                                                                       880     946

Maryland - 1.34%
Community Dev. Administration, Dept. of Housing and Community Dev.,
 Single Family Program Bonds:
1994 First Series, 5.70% 2017 (2004) (1)                                       2,405   2,503
1994 Fifth Series AMT, 5.875% 2017 (2001) (1)                                  1,145   1,189

Massachusetts - 1.48%
Industrial Fin. Agcy, Resource Recovery Rev. Ref. Bonds (Ogden                 1,550   1,617
Haverhill Project), Series 1998A, 5.15% 2007
The New England Education Loan Marketing Corp., Student Loan Rev.
Ref. Bonds:
1992 Senior Issue A, 6.50% 2002                                                1,000   1,085
1992 Issue C AMT, 6.75% 2002                                                   1,250   1,361

Michigan - 6.04%
Hospital Fin. Auth., Rev. Ref. Bonds:
Genesys Health System Obligated Group, Series 1995A, 7.20% 2003                1,375   1,585
(Escrowed to Maturity)
Pontiac Osteopathic, Series 1994A, 5.375% 2006                                 4,000   4,074
State Hospital Fin. Auth., Hospital Rev. and Ref. Bonds:
The Detroit Medical Center Obligated Group:
Series 1993B, AMBAC Insured, 5.00% 2006                                        1,000   1,056
Series 1997A, AMBAC Insured, 5.00% 2006                                        1,000   1,053
Hackley Hospital Obligated Group, Series 1998A, 4.90% 2007                     1,140   1,177
Mercy Health Services, Series 1997T, 6.25% 2011                                1,000   1,136
Housing Dev. Auth., Rental Housing Rev. Bonds, 1992 Series A,                  1,200   1,292
AMBAC Insured, 6.40% 2005
City of Detroit, G.O. Ref. Bonds (Unlimited Tax):
Series 1995A:
6.10% 2003                                                                     1,800   1,940
6.25% 2004                                                                     1,000   1,099
Series 1995-B, 6.75% 2003                                                      2,000   2,204

Minnesota - 0.54%
Housing and Fin. Auth., Single Family Mortgage Rev. Bonds, Series 1994Q,         445     465
6.25% 2014
City of Maplewood, Health Care Fac. Rev. Bonds (HealthEast Project),           1,000   1,014
Series 1996, 5.80% 2003

Nebraska - 0.60%
Hospital Auth. No. 1 of Lancaster County, Rev. Bonds, Series 1991A             1,530   1,643
(Sisters of Charity Health Care Systems, Inc.), MBIA Insured, 6.375% 2005

Nevada - 0.37%
Housing Division, Single Family Mortgage Bonds, 1998 Series B-1, 5.20% 2011    1,000   1,023

New Jersey - 2.06%
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village
Project), Series 1998A:
5.00% 2006                                                                     1,275   1,281
5.05% 2007                                                                     1,375   1,377
Housing and Mortgage Fin. Agcy., Home Buyer Rev. Bonds, 1994 Series I,         2,900   3,009
MBIA  Insured, 5.60% 2016 (1)

New Mexico - 0.35%
Educational Assistance Foundation, Student Loan Rev. Bonds,                      900     955
Subordinate 1992 Series One-B AMT, 6.85% 2005

New York - 6.15%
Dormitory Auth.:
Center for Nursing & Rehabilitation, Inc., FHA-Insured Mortgage                1,000   1,040
 Nursing Home Rev. Bonds, Series 1997, 4.75% 2007
Cert. of Part., on behalf of the City University of  New York, as Lessee (John Jay College of Criminal Justice Project Ref.):
5.75% 2005                                                                     2,000   2,190
6.00% 2006                                                                     1,500   1,674
Secured Hospital Rev. Bonds (Saint Agnes Hospital), Series 1998A, 4.80% 2006   1,000   1,043
Secured Hospital Rev. Ref. Bonds (Wyckoff Heights Medical Center),             2,000   2,136
 Series 1998 H, 5.125% 2008
State Medical Care Facs. Fin. Agcy., Mental Health Services Facs.
 Improvement Rev. Bonds, Series 1997B:
5.30% 2004                                                                     1,620   1,719
6.00% 2007                                                                     3,000   3,377
Castle Rest Residential Health Care Fac., FHA-Insured Mortgage Rev.            1,400   1,474
Bonds,  Series 1997A, 4.875% 2007
City of New York, G.O. Bonds:
Fiscal 1996 Series E, 6.50% 2004                                               1,000   1,117
Fiscal 1997 Series I, 6.25% 2006                                               1,000   1,137

North Carolina - 3.09%
Eastern Municipal Power Agcy., Power System Rev. Bonds, Ref.:
Series 1993B, 6.00% 2005 (2003) (1)                                            1,330   1,430
Series 1993C, 5.50% 2007                                                       1,550   1,647
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds,                   5,000   5,417
 Series 1992, 6.00%  2004

Ohio - 1.10%
Housing Fin. Agcy., Single Family Mortgage Rev. Bonds,                           600     627
1992 Series A-2 AMT, 5.70% 2013 (1999) (1)
County of Franklin, Hospital Facs. Rev. Ref. and Improvement Bonds             1,120   1,231
 (Doctors Hospital Project), Series 1993, 5.70% 2004 (Escrowed to Maturity)
County of Knox, Hospital Facs. Ref. Rev. Bonds, Series 1998                    1,155   1,167
(Knox Community Hospital), Asset Guaranty Insured, 4.70% 2008

Oklahoma - 1.05%
Housing Fin. Agcy., Single Family Mortgage Rev. Bonds,                           415     418
(Homeownership Loan  Program), 1994 Series A-1 AMT, 6.25% 2016 (1999) (1)
Industries Auth., Health System Rev. Ref. Bonds (INTEGRIS Health),
Series 1995D, AMBAC Insured:
5.25% 2004                                                                     1,000   1,069
5.25% 2006                                                                     1,300   1,404

Pennsylvania - 1.34%
Blair County Hospital Auth., Hospital Rev. Bonds (Altoona Hospital Project),   2,180   2,311
1998 Series A, AMBAC Insured, 5.00% 2005
Hospitals and Higher Education Facs. Auth. of Philadelphia,                    1,265   1,377
Hospital Rev. Bonds (Jefferson Health System), Series 1997A, 5.50% 2006

Rhode Island - 0.52%
Student Loan Auth., Student Loan Rev. Ref. Bonds, Series 1992B AMT,            1,300   1,417
 6.90% 2003 (2001) (1)

South Carolina - 0.94%
Florence County, Hospital Rev. Bonds (McLeod Regional Medical Center           2,330   2,573
 Project), MBIA Insured, Series 1998A, 5.50% 2007

South Dakota - 0.71%
Housing Dev. Auth., Homeownership Mortgage Bonds,                                855     899
1996 Series A, 5.50% 2010
Student Loan Fin. Corp., Student Loan Rev. Bonds,                              1,000   1,058
 Series 1994-A AMT, 5.95%  2001

Tennessee - 0.56%
The Tennessee Energy Acquisition Corp., Gas Rev. Bonds,                        1,500   1,542
Series 1998A, AMBAC Insured, 4.35% 2004

Texas - 4.52%
G.O. Bonds, Veterans' Housing Assistance Program, Fund I                         980   1,026
Series 1994C Ref. Bonds, 6.25% 2015 (2000) (1)
Dept. of Housing and Community Affairs, Single Family Mortgage Rev. Bonds,     2,095   2,169
1996 Series B, MBIA Insured, 5.55% 2011 (1)
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner
 Retirement Services, Inc. Obligated Group Project), Series 1998:
5.00% 2005                                                                     1,330   1,388
5.00% 2007                                                                     1,470   1,527
Brazos Higher Education Auth. Inc., Student Loan Rev. Ref. Bonds:
Series 1992C-1 AMT, 6.20% 2000                                                 1,000   1,044
Subordinate Series, 1993C-2 AMT, 5.875% 2004                                   1,955   1,991
Harris County Health Facs. Dev. Corp.:
Hospital Rev. Ref. Bonds (Children's Hospital Project),                        1,000   1,107
 Series 1995, MBIA Insured, 6.00% 2004
Hospital Rev. Bonds (Memorial Hermann Hospital System                          1,000   1,083
Project), Series 1998, FSA Insured, 5.25% 2008
Tarrant County, Health Facs. Dev. Corp., Health Resources                      1,000   1,095
Systems Rev. Bonds, Series 1997A, 5.50% 2007

Utah - 1.99%
Housing Fin. Agcy. (Federally Insured or Guaranteed Mortgage Loans):
Single Family Mortgage Purchase Ref. Bonds:
Series 1996, 5.45% 2004                                                        1,020   1,076
Series 1997F AMT, 5.50% 2010 (1)                                               1,080   1,115
Single Family Mortgage Bonds:
1998 Issue F-2 AMT, 4.25% 2008                                                 2,500   2,500
1998 Issue D-2 AMT, 5.25% 2012 (1)                                               400     407
1998 Issue E-1 AMT, 5.25% 2012 (1)                                               375     382

Vermont - 0.10%
Housing Fin. Agcy., Single Family Housing Bonds, 1992 Series 4, 5.75% 2012       280     282

Virginia - 2.46%
Housing Dev. Auth., Commonwealth Mortgage Bonds, 1995 Series A AMT,            1,000   1,049
Subseries A-1, 6.50% 2003
Blue Ridge Regional Jail Auth., Series 1997, MBIA Insured, 5.25% 2006          1,150   1,253
Industrial Dev. Auth. of the City of Norfolk, Hospital  Rev. Bonds (Daughter   2,000   2,226
Charity National Health System DePaul Medical Center ), Series 1992A,
6.50% 2007 (2002) (1)
Peninsula Ports Auth., Health System Rev. Ref. Bonds (Riverside Health         1,130   1,195
System Project), Series 1998, 5.00% 2007
Pocahontas Parkway Association, Route 895 Connector Toll Road Rev.             1,000   1,037
 Bonds, Series 1998A, 5.25% 2007

Washington - 3.78%
Health Care Facs. Auth.:
Rev. Bonds, Series 1997A (Catholic Health Initiatives), MBIA Insured, 5.50%    1,000   1,094
Weekly Rate Demand Rev. Bonds (Virginia Mason Medical Center), 1997 Series A   2,000   2,255
MBIA Insured, 6.00% 2006
Public Power Supply System:
Nuclear Project No. 1 Ref. Rev. Bonds, Series 1991A, 6.30% 2001                1,000   1,062
Nuclear Project No. 2 Ref. Rev. Bonds:
Series 1996A, AMBAC Insured, 5.50% 2004                                        1,000   1,083
Series 1992A, 5.90% 2004                                                       1,500   1,648
Series 1998A, 5.00% 2005                                                       1,000   1,061
Series 1997B, 5.50% 2006                                                       2,000   2,190

West Virginia - 0.38%
State Building Commission, Lottery Rev. Bonds, 1997 Series A, MBIA Insured,    1,000   1,055

Wisconsin - 3.16%
Health and Educational Fac. Auth. Variable Rate Hospital Rev. Bonds (Charity   3,860   4,000
 Obligated Group, Daughters of Charity National Health System), Series 1997D,
 4.90% 2015 (2005) (1)
Housing and Econ. Dev. Auth.:
Housing Rev. Ref. Bonds, Series 1992A, 6.20% 2001                              1,500   1,566
Housing Rev. Bonds, 1993 Series B AMT, 5.30% 2006                              3,000   3,107
                                                                            -----------------
                                                                                     259,010
                                                                            -----------------
Tax-Exempt Securities Maturing
One Year or Less - 5.27%

State of California, County of Los Angeles, 1998 Tax and Rev. Anticipation     1,100   1,108
Notes, Series A, 4.50% 6/30/99
State of Colorado, General Fund Tax and Rev. Anticipation Notes,               1,000   1,004
 Series 1998A, 4.00% 6/25/99
State of Indiana, Employment Dev. Commission, Pollution Control Rev. Bonds     1,700   1,716
 (Chrysler Corp. Project), Series 1985, 5.70% 10/1/99
State of Kentucky, Asset/Liability Commission, General Fund Tax and            2,000   2,012
 Rev. Anticipation Notes, 1998 Series A, 4.50% 6/25/99
State of Louisiana, Lake Charles Harbor and Terminal Dist., Port Facs.         1,100   1,100
 Rev. Bonds, Series 1982 B (Trunkline LNG Co. Project), 3.20% 2011 (3)
State of Louisiana, Parish of East Baton Rouge, Solid Waste Disposal           2,000   2,000
 Rev. Bonds (Exxon Project), Series 1998, 3.25% 2028 (3)
State of South Carolina, Public Service Auth., Rev. Bonds,                     1,000   1,029
1995 Ref. Series A, AMBAC Insured, 6.25% 1/1/00
State of Texas, Tax and Rev. Anticipation Notes, Series 1998, 8/31/99          1,700   1,716
State of Wisconsin, Tax and Rev. Anticipation Notes, Series 1998, 4.50% 6/15   1,000   1,006
State of Wyoming, General Fund Tax and Rev. Anticipation Notes,                1,800   1,808
Series 1998, 4.00% 6/25/99
                                                                            -----------------
                                                                                      14,499
                                                                            -----------------

TOTAL TAX-EXEMPT SECURITIES (cost: $264,408,000)                                     273,509
Excess of cash, prepaids and receivables over payables                                 1,369
                                                                            -----------------
NET ASSETS                                                                          $274,878
                                                                                    =========
(1) Valued on the basis of the effective maturity -- that is, the date at which the security is expected to be called or refunded by the issuer.
(2) Purchased in private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Coupon rate may change periodically.

See Notes to Financial Statements


Key to Abbreviations
Agcy.                              Agency
Auth.                           Authority
Cert. of Part.   Certificates of Participation
Dept.                          Department
Dev.                          Development
Dist.                            District
Econ.                            Economic
Fac.                             Facility
Facs.                          Facilities
Fin.                              Finance
Fncg.                           Financing
G.O.                   General Obligation
Ref.                            Refunding
Rev.                              Revenue

</table)


Limited Term Tax-Exempt Bond Fund of America
Financial Statements
Statement of Assets and Liabilities
at January 31, 1999 (dollars in thousands)
Assets:                                                          (Unaudited)
 Tax-exempt securities
  (cost: $264,408)                                                  $273,509
 Cash                                                                      5
 Receivables for--
  Sales of fund's shares                               $1,914
  Accrued interest                                      3,762          5,676
                                                   ----------     ----------
                                                                     279,190
Liabilities:
 Payables for--
  Purchases of investments                              3,252
  Repurchases of fund's shares                            619
  Dividends payable                                       271
  Management services                                      64
  Accrued expenses                                        106          4,312
                                                   ----------     ----------
Net Assets at January 31, 1999 --
 Equivalent to $15.09 per share on 18,213,230
 shares of beneficial interest issued and
 outstanding; unlimited shares authorized                           $274,878
                                                                  ==========

Statement of Operations
for the six months ended January 31, 1999
(dollars in thousands)
Investment Income:                                               (Unaudited)
 Income:
  Interest on tax-exempt securities                                   $6,032

 Expenses:
  Management services fee                                $470
  Distribution expenses                                   372
  Transfer agent fee                                       33
  Reports to shareholders                                  31
  Registration statement and prospectus                    23
  Postage, stationery and supplies                          5
  Trustees' fees                                           10
  Auditing and legal fees                                  29
  Custodian fee                                             2
  Taxes other than federal income tax                      (3)
  Organization expense                                      1
  Other expenses                                           15
                                                   ----------
   Total expenses before reimbursement                    988
   Reimbursement of expenses                               42            946
                                                   ----------     ----------
  Net investment income                                                5,086
                                                                  ----------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                       984
 Net unrealized appreciation
  on investments:
  Beginning of period                                   6,133
  End of period                                         9,101
                                                   ----------
  Net increase in unrealized
   appreciation on investments                                         2,968
                                                                  ----------
  Net realized gain and unrealized
   appreciation on investments                                         3,952
                                                                  ----------
Net Increase in Net Assets
 Resulting from Operations                                            $9,038
                                                                  ==========

Statement of Changes in Net Assets
(dollars in thousands)                             Six months
                                                        ended     Year ended
                                                   January 31,      July 31,
                                                        1999*           1998
                                                   ----------     ----------
Operations:
 Net investment income                                 $5,086         $9,399
 Net realized gain (loss) on investments                  984          1,474
 Net change in unrealized appreciation
  on investments                                        2,968           (674)
                                                   ----------     ----------
  Net increase in net assets
   resulting from operations                            9,038         10,199
                                                   ----------     ----------
Dividends Paid from Net
 Investment Income                                     (5,084)        (9,406)
                                                   ----------     ----------
Capital Share Transactions:
 Proceeds from shares sold:
  5,791,648 and 6,125,626 shares, respectively         86,961         90,775
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  235,995 and 436,639 shares, respectively              3,547          6,463
 Cost of shares repurchased:
  3,103,668 and 5,009,998 shares, respectively        (46,558)       (74,180)
                                                   ----------     ----------
  Net increase in net assets
   resulting from capital share
   transactions                                        43,950         23,058
                                                   ----------     ----------
Total Increase in Net Assets                           47,904         23,851
Net Assets:
 Beginning of period                                  226,974        203,123
                                                   ----------     ----------
 End of period                                       $274,878       $226,974
                                                   ==========     ==========
*Unaudited
See Notes to Financial Statements


           Limited Term Tax-Exempt Bond Fund of America
                 Notes to Financial Statements
                          (unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

     SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

     PREPAID ORGANIZATION EXPENSES - Expenses are amortized over the estimated period of benefit, not to exceed five years from commencement of operations. In the event Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

2.   FEDERAL INCOME TAXATION

     It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of January 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $9,101,000, of which $9,104,000 related to appreciated securities and $3,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended January 31, 1999. The fund had available at January 31, 1999 a net capital loss carryforward totaling $2,983,000 which may be used to offset capital gains realized during subsequent years through 2003 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $264,408,000 at January 31, 1999.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $470,000 for management services was incurred pursuant to an agreement with CRMC, with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; plus 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of twelve consecutive months, provided no advances are outstanding, or October 1, 2003. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $42,000 for the six months ended January 31, 1999.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended January 31, 1999, distribution expenses under the Plan were $372,000.
Had no limitation been in effect, the fund would have paid $542,000 in distribution expenses under the Plan. As of January 31, 1999, accrued and unpaid distribution expenses were $67,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $107,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $33,000.

     DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of January 31, 1999, aggregate amounts deferred and earnings thereon were $41,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $62,010,000 and $24,102,000, respectively, during the six months ended January 31, 1999.

     As of January 31, 1999, accumulated net realized loss on investments was $1,980,000 and paid-in capital was $267,756,000.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,000 was paid by these credits rather than in cash.

Per-Share Data and Ratios
                                                     Six                                 Period
                                                  months                              October 6,
                                                   ended   Year  ended July 31          1993(2)
                                              January 31,                               to July
                                                 1999(1)   1998   1997   1996    1995  31, 1994
                                                 ------- ----------------------------   -------
Net Asset Value, Beginning of Period              $14.85 $14.79 $14.36 $14.29  $14.10    $14.29
                                                 ------- ----------------------------   -------
 Income From Investment Operations:
  Net investment income                              .31    .66    .68    .69     .69       .49
  Net gains or losses on securities (both
   realized and unrealized)                          .24    .06    .43    .07     .19      (.19)
                                                 ------- ----------------------------   -------
   Total from investment operations                  .55    .72   1.11    .76     .88       .30
                                                 ------- ----------------------------   -------
 Less Distributions:
  Dividends (from net investment income)            (.31)  (.66)  (.68)  (.69)   (.69)     (.49)
                                                 ------- ----------------------------   -------
Net Asset Value, End of Period                    $15.09 $14.85 $14.79 $14.36  $14.29    $14.10
                                                 ======= ============================   =======

Total Return(3)                                 3.73%(4)  4.95%  7.96%  5.39%   6.45%  2.11%(4)

Ratios/Supplemental Data:
 Net assets, end of period(in millions)             $275   $227   $203   $197    $191      $189
 Ratio of expenses to average net assets         .40%(4)   .83%   .83%   .85%    .90%   .73%(4)
 before fee waiver
 Ratio of expenses to average net assets         .38%(4)   .75%   .75%   .74%    .64%   .51%(4)
 after fee waiver
 Ratio of net income to average net assets      2.05%(4)  4.40%  4.70%  4.77%   4.88%  3.67%(4)
 Portfolio turnover rate                       10.32%(4) 34.07% 31.89% 34.95%  45.82% 42.21%(4)


(1)Unaudited
(2)Commencement of operations.
(3)Excludes maximum sales charge of 4.75%.
(4)Based on operations for the period shown and, accordingly,not representative of a full year.

[THE AMERICAN FUNDS GROUP(R)]

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

OFFICES OF THE FUND AND OF
THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT
FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

PREPARING FOR THE YEAR 2000 The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA CMG/INS/3964
Lit. No. LTEX-013-0399